EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Range Capital Acquisition Corp II (the “Company”) on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), we, Tim Rotolo as Chief Executive Officer and Andrew Kucharchuk as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 24, 2026

/s/ Tim Rotolo
Tim Rotolo
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer)

/s/ Andrew Kucharchuk
Andrew Kucharchuk
Chief Financial Officer
(Principal Financial and Accounting Officer)